EXHIBIT 99.4

ADMINISTRATION AGREEMENT, dated as of December 15, 2021, is among CARVANA AUTO RECEIVABLES TRUST 2021-N4, a Delaware statutory trust, as issuer (the “Issuing Entity”), CARVANA AUTO RECEIVABLES GRANTOR TRUST 2021-N4, a Delaware statutory trust, as grantor trust (the “Grantor Trust”), CARVANA, LLC, an Arizona limited liability company, as administrator (“Carvana” or the “Administrator”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuing Entity is issuing Notes pursuant to an indenture, dated as of December 15, 2021 (as amended, modified or supplemented from time to time, the “Indenture”), among the Issuing Entity, the Grantor Trust and the Indenture Trustee;

WHEREAS, the Issuing Entity has entered into (or assumed) certain agreements in connection with the issuance of the Notes and the Certificates, including (a) the Receivables Transfer Agreement, (b) the Note Depository Agreement and (c) the Indenture;

WHEREAS, pursuant to the Transaction Documents, the Issuing Entity and BNY Mellon Trust of Delaware, as Owner Trustee, are required to perform certain duties in connection with (a) the Notes and the Collateral and (b) the Certificates;

WHEREAS, the Grantor Trust has entered into (or assumed) certain agreements in connection with the issuance of the Grantor Trust Certificate, including (a) the Receivables Contribution Agreement and (b) the Indenture;

WHEREAS, pursuant to the Transaction Documents, the Grantor Trust and BNY Mellon Trust of Delaware, as Grantor Trust Trustee, are required to perform certain duties in connection with (a) the Grantor Trust Collateral and (b) the Grantor Trust Certificate;

WHEREAS, the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee and the Owner Trustee referred to in the preceding clauses, and to provide such additional services consistent with the terms of this Agreement and the Transaction Documents as the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee and the Owner Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

1. Certain Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana

Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this Administration Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

2. Duties of the Administrator.

(a)	Duties with Respect to the Note Depository Agreement and the Indenture.

(i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuing Entity under the Indenture, the Trust Agreement, the Servicing Agreement and the Note Depository Agreement and the Grantor Trust under the Indenture and the Grantor Trust Agreement. The Administrator shall monitor the performance of the Issuing Entity and shall advise the Owner Trustee when action is necessary to comply with the Issuing Entity’s duties under the Indenture, the Servicing Agreement, the Trust Agreement, the Note Depository Agreement and the Receivables Contribution Agreement. The Administrator shall monitor the performance of the Grantor Trust and shall advise the Grantor Trust Trustee when action is necessary to comply with the Grantor Trust’s duties under the Indenture, the Servicing Agreement and the Grantor Trust Agreement. The Administrator shall prepare for execution by the Issuing Entity or the Grantor Trust or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuing Entity or the Grantor Trust to prepare, file or deliver pursuant to the Indenture, the Servicing Agreement, the Trust Agreement, the Grantor Trust Agreement and the Note Depository Agreement, as applicable. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of (i) the Issuing Entity to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters under the Indenture and the Trust Agreement (references are to sections of the Indenture and the Trust Agreement, as applicable) and (ii) the Grantor Trust to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters under the Indenture and the Grantor Trust Agreement (references are to sections of the Indenture and the Grantor Trust Agreement, as applicable):

(A) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of such documents or instruments to the Indenture Trustee (Section 2.2 of the Indenture);

(B) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register and the preparation of or obtaining of the documents and instruments required for the exchange of the Notes and delivery of such documents or instruments to the Indenture Trustee (Section 2.4 of the Indenture);

(C) the preparation of the notification of the Noteholders of the final payment of principal of and interest on their Notes (Section 2.7(e) of the Indenture);

(D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.9 of the Indenture);

(E) the preparation of Definitive Notes and arranging the delivery thereof (Section 2.12 of the Indenture);

(F) the preparation, the execution and the delivery on behalf of the Grantor Trust of any agreement or certificate pursuant to any Forward Commitment Transfers in connection with the sale of a Charged-Off Receivable (Section 2.3(b) of the Servicing Agreement);

(G) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3(c) of the Indenture);

(H) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.3(c) of the Indenture);

(I) the obtaining and preservation of the Issuing Entity’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Collateral (Section 3.4 of the Indenture);

(J) the preparation and filing of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the Indenture, necessary to protect the Collateral (Section 3.5 of the Indenture);

(K) the delivery of the Opinion of Counsel on the Closing Date, in accordance with Section 3.6(a) of the Indenture, the delivery of the Opinion of Counsel on or before April 30 (or, if such date is not a Business Day, the next succeeding Business Day) in each calendar year, beginning April 30, 2022 regarding maintenance of security liens and security interests in accordance with Section 3.6(b) of the Indenture, each of which relates to the Collateral, and the annual delivery of the Officers’ Certificate and certain other statements, in accordance with Section 3.9 of the Indenture, as to compliance with the Indenture (Sections 3.6(a), 3.6(b) and 3.9 of the Indenture);

(L) the identification to the Indenture Trustee in an Officers’ Certificate of a Person with whom the Issuing Entity or the Grantor Trust has contracted to perform its duties under the Indenture (Section 3.7(b) of the Indenture);

(M) the notification of the Indenture Trustee and the Rating Agencies of a Servicer Termination Event pursuant to the Servicing Agreement and, if such Servicer Termination Event arises from the failure of the Servicer to perform any of its duties under the Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.7(d) of the Indenture);

(N) the preparation and obtaining of documents and instruments required for the release of the Issuing Entity from its obligations under the Indenture (Sections 3.10 and 3.11 of the Indenture);

(O) the delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture, each Servicer Termination Event, each default by the Servicer under the Servicing Agreement, each default by the Depositor under the Receivables Transfer Agreement and each default by the Seller under the Receivables Purchase Agreement (Section 3.19 of the Indenture);

(P) the monitoring of the Issuing Entity’s obligations as to the satisfaction and discharge of the Indenture and the preparation and delivery of an Officers’ Certificate, and the obtaining of the Opinion of Counsel (Section 4.1 of the Indenture);

(Q) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.4 of the Indenture);

(R) [Reserved];

(S) the preparation and delivery of notice to the Noteholders of the resignation or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.8 of the Indenture);

(T) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Section 6.10 of the Indenture);

(U) the furnishing of the Indenture Trustee and the Paying Agent with the names and addresses of the Noteholders during any period when the Indenture Trustee is not the Note Registrar or the Notes are not issued as Book-Entry Notes (Section 7.1 of the Indenture);

(V) the preparation, the execution on behalf of the Issuing Entity and the Grantor Trust and the filing with Commission, any applicable state agencies and the Indenture Trustee of additional information, documents and reports required to be filed on a periodic basis with, and summaries thereof, as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary to Noteholders (Section 7.3 of the Indenture);

(W) the opening of one or more accounts in the Issuing Entity’s name, the preparation of Issuing Entity Orders and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Designated Accounts (Sections 8.2 and 8.3 of the Indenture);

(X) the preparation of an Issuing Entity Request and Officer’s Certificate and the obtaining of an Opinion of Counsel, if necessary, for the release of the Collateral as defined in the Indenture (Sections 8.4 and 8.5 of the Indenture);

(Y) the preparation of Issuing Entity Orders, the obtaining of Opinions of Counsel and the notification of the Rating Agencies, the Grantor Trust and the Indenture Trustee with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

(Z) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.5 of the Indenture);

(AA) the preparation of the notification of the Noteholders and the Rating Agencies of redemption of the Notes (Sections 10.1 and 10.2 of the Indenture);

(BB) the preparation of all Officer’s Certificates, Opinions of Counsel with respect to any requests by the Issuing Entity to the Indenture Trustee to take any action under the Indenture and delivery thereof to the Indenture Trustee (Section 11.1(a) of the Indenture);

(CC) the preparation and delivery of Officers’ Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

(DD) the notification of the Rating Agencies upon the failure of the Indenture Trustee to give such notification, of the information required (Section 11.4 of the Indenture);

(EE) the preparation and delivery to the Noteholders, the Indenture Trustee or any Paying Agent of any agreements with any Holder of a Note with respect to alternate payment and notice provisions (Section 11.6 of the Indenture);

(FF) the recording of the Indenture, if applicable (Section 11.15 of the Indenture);

(GG) the duty to cause the Issuing Entity to request such information as is necessary to determine the obligations under the Trust Agreement pursuant to FATCA provisions (Section 3.4(l) of the Trust Agreement);

(HH) the duty to determine whether a transfer of a Certificate complies with Section 3.4(i) through Section 3.4(l) of the Trust Agreement (Section 3.4(q) of the Trust Agreement);

(II) the preparation of Definitive Certificates and arranging the delivery thereof (Section 3.12 of the Trust Agreement);

(JJ) the obtaining of Opinions of Counsel with respect to the execution of amendments (Sections 8.1 and 8.2 of the Trust Agreement);

(KK) the duty to cause the Grantor Trust to request such information as is necessary to determine the obligations under the Grantor Trust Agreement pursuant to FATCA provisions (Section 3.4(g) of the Grantor Trust Agreement);

(LL) the duty to determine whether a transfer of the Grantor Trust Certificate complies with Section 3.4(g) through Section 3.4(h) of the Grantor Trust Agreement (Section 3.4(l) of the Grantor Trust Agreement); and

(MM) the obtaining of Opinions of Counsel with respect to the execution of amendments (Sections 8.1 and 8.2 of the Grantor Trust Agreement).

(ii) If Carvana is no longer the Administrator, the Administrator shall provide any required Rating Agency notices under this Section 2(a) to the Depositor, who promptly shall provide such notices to the Rating Agencies.

(b)	Additional Duties.

(i) In addition to the duties of the Administrator set forth above, the Administrator shall perform all the duties of the Issuing Entity and the Grantor Trust under the other Transaction Documents, including making all calculations and shall prepare for execution by the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee or the Owner Trustee to prepare, file or deliver pursuant to the Transaction Documents, and at the request of the Owner Trustee or the Grantor Trust Trustee shall take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee or the duty of the Grantor Trust or the Grantor Trust Trustee, as applicable, to take pursuant to the Transaction Documents. Subject to Section 7 of this Agreement, and in accordance with the directions of the Owner Trustee or the Grantor Trust Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee or the Grantor Trust Trustee and are reasonably within the capability of the Administrator.

(ii) Notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Paying Agent if any withholding tax is imposed on the Issuing Entity’s payments to a Certificateholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Paying Agent pursuant to such provision. Notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Grantor Trust Paying Agent if any withholding tax is imposed on the Grantor Trust’s payments to a Grantor Trust Certificateholder as contemplated in Section 5.3 of the Grantor Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Grantor Trust Paying Agent pursuant to such provision

(iii) Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, if the Owner Trustee is notified by the Administrator that the Issuing Entity is deemed to be taxable as a partnership for United States federal income tax purposes, the Administrator shall be responsible for the performance of the duties of the Owner Trustee set forth in Section 5.4 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Owner Trustee shall retain responsibility for the electronic transmission or mailing, but not for the preparation, to the Certificateholders of the forms provided by the Administrator to the Owner Trustee in appropriate form necessary to enable each Certificateholder (or beneficial owner of a Certificate) to prepare its federal and state income tax returns. Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, if the Grantor Trust Trustee is notified by the Administrator that the Grantor Trust is deemed to be taxable as a partnership for United States federal income tax purposes, the Administrator shall be responsible for performance of the duties of the Grantor Trust Trustee set forth in Section 5.1 of the Grantor Trust Agreement with respect to, among other things, accounting and reports to the Grantor Trust Certificateholder; provided, however, that the Grantor Trust Trustee shall retain responsibility for the electronic transmission or mailing, but not for the preparation, to the Grantor Trust Certificateholder of the forms provided by the Administrator to the Grantor Trust Trustee in appropriate form necessary to enable the Grantor Trust Certificateholder to prepare its federal and state income tax returns.

(iv) The Administrator may satisfy any obligations it may have with respect to clauses (ii) and (iii) above by retaining, at the expense of the Administrator with respect to the Grantor Trust and at the expense of the Issuing Entity with respect to the Issuing Entity, a firm of independent public accountants acceptable to the Grantor Trust Trustee and the Owner Trustee which shall perform the obligations of the Administrator thereunder.

(v) The Administrator shall perform the duties of the Administrator specified in Section 6.10 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee and any other duties expressly required to be performed by the Administrator under the Trust Agreement. The Administrator shall perform the duties of the Administrator specified in Section 6.10 of the Grantor Trust Agreement required to be performed in connection with the resignation or removal of the Grantor Trust Trustee, and any other duties expressly required to be performed by the Administrator under the Grantor Trust Agreement.

(vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity or the Grantor Trust and shall be, in the Administrator’s opinion, no less favorable to the Issuing Entity or the Grantor Trust, as applicable, than would be available from Persons that are not Affiliates of the Administrator.

(vii) The Administrator shall indemnify, defend and hold harmless the Issuing Entity, the Grantor Trust, the Indenture Trustee, the Grantor Trust Trustee and the Owner Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Issuing Entity, the Grantor Trust, the Indenture Trustee, the Grantor Trust Trustee or the Owner Trustee through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Indemnification under this Section 2(b)(vii) shall include reasonable and documented fees and expenses of external counsel and expenses of litigation (including reasonable attorneys’ fees and expenses and court costs, and any loss or expense incurred in connection with a successful enforcement of their indemnification rights hereunder). If the Administrator has made any indemnity payments pursuant to this Section 2(b)(vii) and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Administrator, without interest. This indemnification shall survive the termination of this Agreement and the resignation or removal of any party.

(viii) The Administrator shall appoint an Independent Accountant, which is a firm of independent certified public accountants of recognized national reputation, to prepare any and all applicable tax returns of the Issuing Entity and the Grantor Trust. The Administrator may revoke such power and remove the Independent Accountant at any time in the Administrator’s sole discretion. For the avoidance of doubt, neither the Owner Trustee nor the Grantor Trust Trustee shall have any duty, obligation or responsibility in appointing the Independent Accountant, and shall have no liability for the selection of any such Independent Accountant by the Administrator.

(c)	Non-Ministerial Matters.

(i) With respect to matters related to the Issuing Entity that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(A) the amendment of or any supplement to the Indenture;

(B) the initiation of any claim or lawsuit by the Issuing Entity and the compromise of any action, claim or lawsuit brought by or against the Issuing Entity;

(C) the amendment, change or modification of any of the Transaction Documents;

(D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;

(E) the removal of the Asset Representations Reviewer; and

(F) the removal of the Indenture Trustee.

(ii) With respect to matters related to the Grantor Trust that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Grantor Trust Trustee of the proposed action and the Grantor Trust Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(A) the initiation of any claim or lawsuit by the Grantor Trust and the compromise of any action, claim or lawsuit brought by or against the Grantor Trust; and

(B) the amendment, change or modification of any of the Transaction Documents.

(iii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders or the Certificateholders under the Transaction Documents, (y) sell the Collateral pursuant to Section 5.4 of the Indenture or (z) take any other action that the Issuing Entity or the Grantor Trust directs the Administrator not to take on its behalf.

3. [Reserved].

4. Records. The Administrator shall comply with Section 5.4 of the Trust Agreement and Section 5.1 of the Grantor Trust Agreement, including maintaining appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee and the Depositor, as applicable, at any time during normal business hours.

5. Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Issuing Entity shall, unless otherwise waived by the Administrator, pay the Administrator an annual fee in the amount of $1,000. The Administrator is also entitled to expenses pursuant to Section 2.7(b) of the Indenture.

6. Additional Information To Be Furnished to the Issuing Entity. The Administrator shall furnish to the Issuing Entity and the Grantor Trust from time to time such additional information regarding the Issuing Entity Collateral or the Grantor Trust Collateral, as applicable, as the Issuing Entity or the Grantor Trust shall reasonably request.

7. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity or the Grantor Trust, the Administrator shall have no authority to act for or represent the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee or the Owner Trustee.

8. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and any of the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

9. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee or the Indenture Trustee.

10. Term of Agreement; Resignation and Removal of Administrator.

(a) This Agreement shall continue in force until the termination of the Issuing Entity, upon which event this Agreement shall automatically terminate.

(b) Subject to Section 10(e), the Administrator may give notice of its intent to resign its duties hereunder by providing the Issuing Entity and the Grantor Trust with at least sixty (60) days’ prior written notice.

(c) Subject to Section 10(e), the Issuing Entity, acting at the direction of the Majority Certificateholders, may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice.

(d) Subject to Section 10(e), at the sole option of the Issuing Entity, acting at the direction of the Majority Certificateholders, the Administrator may be removed immediately upon written notice of termination from the Issuing Entity to the Administrator if any of the following events shall occur:

(i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice from the Issuing Entity of such default, shall not cure such default within thirty (30) days (or, if such default cannot be cured in such time, shall not give within ten (10) Business Days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity);

(ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clause (i), clause (ii) or clause (iii) of this Section 10(d) shall occur, it shall give written notice thereof to the Issuing Entity, the Grantor Trust and the Indenture Trustee within seven (7) days after the happening of such event.

(e) No resignation or removal of the Administrator pursuant to this Section 10 shall be effective until (i) a successor Administrator shall have been appointed by the Issuing Entity, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder and (iii) the Rating Agency Condition has been satisfied with respect to such proposed appointment.

11. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 10(a) or the resignation or removal of the Administrator pursuant to Section 10(b) or Section 10(c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the effective date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 10(a) deliver to the Issuing Entity all property and documents of or relating to the Issuing Entity Collateral and the Grantor Trust Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Sections 10(b), 10(c) or 10(d) respectively, the Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Administrator.

12. Notices. All demands, notices and communications upon or to the Issuing Entity, the Grantor Trust, the Administrator or the Indenture Trustee under this Agreement shall be delivered as specified in Part III of Appendix A of the Receivables Purchase Agreement.

13. Amendments.

(a) This Agreement may be amended by the Issuing Entity, the Grantor Trust, the Administrator and the Indenture Trustee, without the consent of any of the Noteholders or the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Documents, or with any description thereof in the Prospectus, the Certificate Private Placement Memorandum, the Class E Notes Confidential Offering Memorandum or the Class N Notes Confidential Offering Memorandum, (iii) to evidence and provide for the appointment of a successor Administrator hereunder and to add to or change any of the provisions of this Agreement as shall be necessary to facilitate such succession, (iv) to add to the covenants, restrictions or obligations of the Administrator, (v) to add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, materially and adversely the interests of the Noteholders or the Certificateholders or (vi) the Rating Agency Condition is satisfied with respect to such amendment and the Depositor or the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended by the Issuing Entity, the Grantor Trust, the Administrator and the Indenture Trustee, with the consent of the Certificateholders, to add or supplement any provision in this Agreement for the benefit of the Noteholders or the Certificateholders (provided that if any such addition shall affect any class of Noteholders differently from any other class of Noteholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders) or to surrender any right or power herein conferred upon the Administrator.

(c) This Agreement may also be amended from time to time by the Issuing Entity at the direction of the Majority Certificateholders as of the close of the preceding Distribution Date, the Grantor Trust, the Administrator and the Indenture Trustee, with the consent of the Requisite Noteholders as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 13(c) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Note or Certificate and of any Note or Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall reduce the aforesaid percentage of Noteholders or Certificateholders required to consent to any such amendment, without the consent of the holders of all Notes or Certificates then outstanding, as the case may be.

(d) Prior to the execution of any amendment pursuant to Section 13(b) or (c), the Administrator shall furnish written notice of the substance of such amendment to the Rating Agencies; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Issuing Entity, the Grantor Trust, the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee.

(e) Notwithstanding this Section 13, the Administrator may not amend this Agreement without the consent of the Depositor, which consent shall not be unreasonably withheld.

(f) It shall not be necessary for the consent of the Noteholders or Certificateholders pursuant to Section 13(b) or (c) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(g) Prior to the execution of any amendment to this Agreement, the Indenture Trustee, the Grantor Trust Trustee and the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Section 13 and an Officer’s Certificate that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee’s own rights, privileges, indemnities, duties or obligations under this Agreement or otherwise. No amendment which adversely affects the rights, privileges, indemnities, duties or obligations of the Owner Trustee, the Grantor Trust Trustee or the Indenture Trustee under this Agreement shall be effective without the respective party’s prior written consent.

(h) Notwithstanding anything to the contrary herein, an Opinion of Counsel shall be delivered to the Owner Trustee and the Grantor Trust Trustee to the effect that such amendment would not cause the Issuing Entity or the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.

14. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuing Entity, the Grantor Trust Trustee and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuing Entity, the Grantor Trust Trustee or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuing Entity, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of such assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

15. Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER OR UNDER THE THIRD STEP RECEIVABLES ASSIGNMENT IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

16. Headings. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.

17. Separate Counterparts. This Agreement may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

18. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

19. Not Applicable to Carvana in Other Capacities. Nothing in this Agreement shall affect any obligation Carvana may have in any other capacity.

20. Limitation of Liability of Owner Trustee, Grantor Trust Trustee and Indenture Trustee.

(a) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BNY Mellon Trust of Delaware (“BNY Delaware”), not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity or Grantor Trust, as applicable, is made and intended not as personal representations, undertakings and agreements by BNY Delaware but is made and intended for the purpose of binding only the Issuing Entity or Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on BNY Delaware individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or Grantor Trust, as applicable, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNY Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuing Entity or Grantor Trust, as applicable, in this Agreement and (e) under no circumstances shall BNY Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity or Grantor Trust, as applicable under this Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wells Fargo Bank, National Association, not in its individual capacity but solely in its capacity as Indenture Trustee and in no event shall Wells Fargo Bank, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

21. Third-Party Beneficiary. Each of the Grantor Trust Trustee and the Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

22. Recourse against Certain Parties. Notwithstanding anything in this Agreement to the contrary, all amounts owed by the Issuing Entity or the Grantor Trust on, under or in respect of its obligations and liabilities under this Agreement shall be recoverable only from and to the extent of the Collateral and upon final realization of collections thereon and in accordance with Section 2.7 of the Indenture, the Issuing Entity and the Grantor Trust shall have no further liability and all claims in respect of the amounts owed but still unpaid shall be extinguished.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES TRUST 2021-N4, as Issuing Entity

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuing Entity

By:	/s/ Kristine K. Gullo

Name:	Kristine K. Gullo
Title:	Vice President

CARVANA AUTO RECEIVABLES GRANTOR TRUST 2021-N4, as Grantor Trust

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee on behalf of the Grantor Trust

By:	/s/ Kristine K. Gullo

Name:	Kristine K. Gullo
Title:	Vice President

CARVANA, LLC, as Administrator

By:	/s/ Paul Breaux

Name:	Paul Breaux
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By: COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact

By:	/s/ Jeanine C. Casey

Name:	Jeanine C. Casey
Title:	Vice President

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